================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                          New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                February 29, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
NEW JERSEY TAX-FREE BOND FUND
-----------------------------
* The Federal Reserve continued to raise interest rates, causing prices of municipal bonds to fall.
* The New Jersey Tax-Free Bond Fund suffered a loss, but performed notably better than its peer group average.
* Our interest rate strategy and a temporary increase in cash reserves contributed to relative outperformance.
* Interest rates may still rise, but New Jersey's municipal market should offer attractive total return opportunities.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     The Federal Reserve raised the federal funds rate three times in 1999 and twice so far in 2000 (as of March 22) in a continuing effort to slow economic growth to a pace that will constrain inflationary pressures. As a result of a powerful economy and higher interest rates, bonds overall posted weak returns during the past 6- and 12-month periods. Your fund endured in a highly negative environment, performing better than its peer group average.

MARKET ENVIRONMENT
------------------

*******************************************************************************

                       NEW JERSEY BOND YIELD INDEX
                       ---------------------------

                       2/28                       5.1
                                                  5.19
                                                  5.19
                       5/31                       5.27
                                                  5.37
                                                  5.43
                       8/31                       5.6
                                                  5.76
                                                  5.93
                       11/30                      5.87
                                                  6.01
                                                  6.2
                       2/29                       6.15

                       Source: T. Rowe Price Associates.

*******************************************************************************

     The Fed has drawn a clear line in the sand in the face of a persistently strong economy, which surged more than 6% in the second half of 1999. By early 2000, it was evident that domestic demand was not slowing sufficiently to temper the powerful economy, which has been augmented by a recovery in U.S. exports as well as greater government spending. In this environment, Fed Chairman Alan Greenspan left no room for doubt that the Fed will remain diligent in its fight to contain inflation.

     Interest rates, and municipal bond yields, trended upward steadily in response to repeated Fed hikes in key short-term rates. Longer-term rates did ease somewhat in February, but that resulted largely from unusual activity in the Treasury market, when the Treasury Department announced its intention to pay down federal debt further through the repurchase of Treasury bonds. The proposed reduction in federal debt sent investors scrambling and led to an inversion of the yield curve, with 30-year Treasury yields falling below two-year yields. During this period, the municipal yield curve maintained a positive slope but flattened considerably, reflecting comparatively weak price performance by shorter-term issues.

     After outperforming taxable bonds during the first half of 1999, municipals lost ground in the second half. Year-end was particularly challenging for municipal markets due to a confluence of events. Municipals began to weaken when some buyers fled into higher-yielding corporate bonds, which flooded the market in the third quarter. In the fourth quarter, normally strong demand from retail investors waned because of competition from the surging stock market and from selling to realize tax losses at year-end. Redemptions from municipal bond funds increased as a result. One factor that aided municipals in 1999 was the relatively light supply of new issues, down 21% nationwide from the previous year.

     New Jersey has certainly done its share to contribute to the nation's strong economic growth. The state's financial health, excellent during the past several years, only improved during the most recent 12-month period. A Comprehensive Annual Report dated June 30, 1999, noted that New Jersey's revenue growth had exceeded expenditure growth 4% to 2%, that its surplus had grown from $1.8 billion to $2.2 billion, and that its rainy day fund had jumped from $534 million to $627 million. Personal income for 1999 rose by 5.8%, and the state's property tax rebate program is helping keep more money in the pockets of residents. When unemployment fell to 3.9% in January 2000, it represented the first time in about a decade that the state's rate was below the national average.

STRATEGY AND PERFORMANCE REVIEW
-------------------------------

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 2/29/00         6 Months        12 Months
    ---------------------         --------        ---------
    New Jersey Tax-Free
    Bond Fund                      -1.17%          -4.06%
    Lipper New Jersey Municipal
    Debt Funds Average             -1.70           -4.67

================================================================================

     For the six months, your fund's total return was -1.17%. Although dividends remained steady dur ing the period at $0.27 per share, a $0.40 price decline, owing to higher interest rates, pushed returns into the red. At -4.06%, returns for the full year also reflected the challenges of a rising rate environment. However, prudent management of the portfolio's interest rate exposure as well as a temporary cash buffer helped the fund outperform its Lipper peer group average for both periods. The fund's low expense ratio, which remains well below the average for its Lipper group, also contributed to good relative returns. The fund's 30-day standardized yield ended the period at 5.16% -- equivalent to an 8.06% yield on a taxable bond for investors in the 36% tax bracket.

     Nearly all of the fund's holdings finished the period down because of the rise in interest rates. Yet we were able to mitigate losses by employing a "barbell" strategy. In barbell portfolios, assets are gen-erally divided between short and long bonds, with relatively few intermediate-maturity holdings in between. We increased our holdings in longer-term bonds -- those with maturity dates 20 years or more into the future. Because the Fed's tightening caused short rates to rise faster than long rates, shorter-term issues became a good sector to avoid. The long-term bonds we purchased went down less and also provided higher coupon income.

***************************************
The fund's 30-day standardized
yield ended the period at 5.16% --
equivalent to an 8.06% yield on a
taxable bond for investors in the
36% tax bracket.
***************************************

     On the short end of the barbell, our decision in mid-1999 to increase cash holdings in the fund also augmented relative performance. As Y2K approached, we prepared for the possibility of industry-wide redemptions by modestly raising cash through the summer and fall. The strategy was fruitful for two reasons. First, the market did move lower in the second half, and our cash position helped cushion the effect on results. Second, high levels of reserves enabled us to buy during market weakness instead of selling.

     We returned to normal cash levels early in 2000 as the market environment improved. In addition, we will likely spread our positions more evenly among short, intermediate, and long bonds -- a "ladder" posture -- when we become comfortable that the Fed has neared the end of its tightening program.

     Our shift to a barbell did not greatly affect the portfolio's overall duration, which rose to 8.3 years at February 29 from 8.0 years six months ago. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of eight years should have an 8% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) This duration is about neutral compared with our Lipper peer group average.

     The fund remained highly diversified by sector within the New Jersey market. Changes among sectors were minor overall. However, we reduced our hospital holdings further as financial performance in this area showed continued signs of weakness. We added to our stake in industrial revenue bonds, also known as corporate-backed municipals, because underperformance in recent months enhanced their yields.

OUTLOOK
-------

     Although New Jersey's stellar growth is expected to moderate in 2000, its eight-year economic expansion appears to be in little danger. We also expect some good news for New Jersey's state and local general obligation bonds. As is the case for the federal government, state tax revenues are increasing and the need for debt is diminishing. The trend should trim supply of these bonds and make existing issues more attractive.

     Except for soaring oil and some other commodity prices, overall inflation remains in check. However, the strong pace of economic growth is straining the supply of both labor and products. As long as inflation remains a threat, the Fed is likely to move short-term rates higher in the months ahead. While these increases in interest rates are hard on bond-fund shareholders, they should have positive long-term effects, including higher tax-free income and a reduced chance of taxable capital gain distributions.

Respectfully submitted,

/s/

William F. Snider
Chairman of the Investment Advisory Committee
March 23, 2000


CHANGE IN MANAGEMENT
--------------------
     Effective April 1, 2000, Konstantine B. Mallas is Chairman of the New Jersey Tax-Free Bond Fund's Investment Advisory Committee, responsible for its day-to-day management. Mr. Mallas joined the firm in 1987 and has been involved in the tax-exempt bond management process since 1991. He is a vice president of
T. Rowe Price and has been a member of the fund's advisory committee since 1994. He succeeds William F. Snider, who has left T. Rowe Price to pursue new opportunities.

     This updates the portfolio management section of the New Jersey Tax-Free Bond Fund prospectus dated July 1, 1999.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                   8/31/99        2/29/00
--------------------------------------------------------------------------
Price Per Share                                  $  11.02       $  10.62
--------------------------------------------------------------------------
Dividends Per Share
--------------------------------------------------------------------------
    For 6 months                                     0.27           0.27
--------------------------------------------------------------------------
    For 12 months                                    0.54           0.54
--------------------------------------------------------------------------
Dividend Yield *
--------------------------------------------------------------------------
    For 6 months                                     4.83%          5.16%
--------------------------------------------------------------------------
    For 12 months                                    4.95           5.14
--------------------------------------------------------------------------
30-Day Standardized Yield                            4.63           5.16
--------------------------------------------------------------------------
Weighted Average Maturity (years)                   17.2           17.2
--------------------------------------------------------------------------
Weighted Average Effective Duration (years)          8.0            8.3
--------------------------------------------------------------------------
Weighted Average Quality **                          AA-             A+
--------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
**   Based on T. Rowe Price research.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                    Percent of     Percent of
                                                    Net Assets     Net Assets
                                                       8/31/99        2/29/00
------------------------------------------------------------------------------
  General Obligation - Local                              13%            14%
------------------------------------------------------------------------------
  Prerefunded Bonds                                        8              9
------------------------------------------------------------------------------
  Educational Revenue                                      9              9
------------------------------------------------------------------------------
  Hospital Revenue                                        13              8
------------------------------------------------------------------------------
  Industrial and Pollution Control Revenue                 4              8
------------------------------------------------------------------------------
  Housing Finance Revenue                                  6              7
------------------------------------------------------------------------------
  Dedicated Tax Revenue                                    8              7
------------------------------------------------------------------------------
  Water and Sewer Revenue                                  7              6
------------------------------------------------------------------------------
  Lease Revenue                                            5              5
------------------------------------------------------------------------------
  General Obligation - State                               5              5
------------------------------------------------------------------------------
  Air and Sea Transportation Revenue                       5              4
------------------------------------------------------------------------------
  Electric Revenue                                         4              4
------------------------------------------------------------------------------
  Nuclear Revenue                                          3              3
------------------------------------------------------------------------------
  Life Care/Nursing Home Revenue                           3              3
------------------------------------------------------------------------------
  Ground Transportation Revenue                            6              3
------------------------------------------------------------------------------
  All Other                                                3              2
------------------------------------------------------------------------------
  Other Assets Less Liabilities                           -2              3
------------------------------------------------------------------------------
  Total                                                  100%           100%

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

        Lehman Municipal          Lipper New Jersey          New Jersey Tax-Free
           Bond Index        Municipal Debt Funds Average         Bond Fund
4/30/91       10000                     10000                       10000
2/92          10850                     10833                       10855
2/93          12343                     12402                       12582
2/94          13027                     13067                       13332
2/95          13272                     13142                       13381
2/96          14738                     14397                       14809
2/97          15550                     15072                       15486
2/98          16972                     16383                       16916
2/99          18015                     17278                       17900
2/00          17640                     16535                       17174


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
Periods Ended 2/29/00            1 Year   3 Years  5 Years  Inception       Date
---------------------            ------   -------  -------  ---------       ----
New Jersey Tax-Free Bond Fund    -4.06%    3.51%    5.12%     6.31%      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                              2/29/00   2/28/99   2/28/98   2/28/97   2/29/96
NET ASSET VALUE
Beginning of period          $ 11.62   $ 11.51   $ 11.08   $ 11.16   $ 10.63
------------------------------------------------------------------------------
Investment activities
 Net investment income(loss)    0.54      0.55*     0.57*     0.57*     0.58*
 Net realized and
 unrealized gain (loss)        (1.00)     0.11      0.43     (0.08)     0.53
------------------------------------------------------------------------------
 Total from
 investment activities         (0.46)     0.66      1.00      0.49      1.11
------------------------------------------------------------------------------
Distributions
 Net investment income         (0.54)    (0.55)    (0.57)    (0.57)    (0.58)
------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $ 10.62   $ 11.62   $ 11.51   $ 11.08   $ 11.16
Ratios/Supplemental=Data
Total return**                 (4.06)%    5.81%*    9.24%*    4.57%*   10.67%*
------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.65%     0.65%*    0.65%*    0.65%*    0.65%*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      4.84%     4.72%*    5.05%*    5.18%*    5.28%*
------------------------------------------------------------------------------
Portfolio turnover rate        50.2%     25.5%     34.3%     78.9%     98.4%
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $104,298  $121,637  $ 99,765  $ 80,289  $ 70,304

** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                   February 29, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                              Par        Value
                                                                In thousands
NEW=JERSEY==90.4%==============================================================
Cape May County Industrial Pollution Control Fin. Auth.
        6.80%, 3/1/21 (MBIA Insured)                       $ 1,520   $  1,705
-------------------------------------------------------------------------------
Edison Township, GO, 6.50%, 6/1/08                             350        381
-------------------------------------------------------------------------------
Freehold Township, GO, Water and Sewer
        6.35%, 10/1/11 (MBIA Insured)                          250        273
-------------------------------------------------------------------------------
Gloucester County Improvement Auth.
    Waste Management, 6.85%, 12/1/09                         1,000      1,005
-------------------------------------------------------------------------------
Hudson County Improvement Auth.
    Union City Lease Project
        5.20%, 7/15/24 (FGIC Insured)                        2,500      2,241
-------------------------------------------------------------------------------
Jersey City, GO
        6.25%, 10/1/10                                         445        475
-------------------------------------------------------------------------------
        6.50%, 2/15/04                                         500        523
-------------------------------------------------------------------------------
Mercer County Public Improvement Auth., GO, Solid Waste
        5.75%, 9/15/16                                       2,000      2,004
-------------------------------------------------------------------------------
Middlesex County PollutionControl Fin.Auth.,Amerada Hess
        6.875%, 12/1/22                                      1,500      1,511
-------------------------------------------------------------------------------
Middlesex County Utilities Auth., Sewer
        6.25%, 8/15/10 (MBIA Insured)                          500        531
-------------------------------------------------------------------------------
Monmouth County Improvement Auth., GO
    Capital Equipment
        5.00%, 10/1/08                                       1,255      1,242
-------------------------------------------------------------------------------
        5.00%, 10/1/09                                       1,020      1,005
-------------------------------------------------------------------------------
Morris County, GO
        5.00%, 7/15/14                                       1,300      1,219
-------------------------------------------------------------------------------
        5.25%, 11/15/20                                        725        669
-------------------------------------------------------------------------------
New Jersey, GO, 7.05%, 7/15/12 *                             1,335      1,474
-------------------------------------------------------------------------------
New Jersey Building Auth., GO, 5.375%, 6/15/19               3,000      2,803
-------------------------------------------------------------------------------

New Jersey Economic Dev. Auth.
    American Water
        6.00%, 5/1/36 (FGIC Insured) *                       1,000        987
-------------------------------------------------------------------------------
        6.875%, 11/1/34 (FGIC Insured) *                     1,000      1,061
-------------------------------------------------------------------------------
    Continental Airlines
        6.25%, 9/15/19 *                                     2,000      1,832
-------------------------------------------------------------------------------
New Jersey Economic Dev. Auth.
    Educational Testing, 4.75%, 5/15/25 (MBIAInsured)      $ 2,250   $  1,864
-------------------------------------------------------------------------------
    Franciscan Oaks, 5.75%, 10/1/23                            375        301
-------------------------------------------------------------------------------
    Harrogate
        5.50%, 12/1/06                                         400        383
-------------------------------------------------------------------------------
        5.65%, 12/1/08                                         200        187
-------------------------------------------------------------------------------
        5.75%, 12/1/16                                         500        431
-------------------------------------------------------------------------------
        5.875%, 12/1/26                                        750        630
-------------------------------------------------------------------------------
    Kapkowski Road Landfill, Zero Coupon, 4/1/10             1,025        518
-------------------------------------------------------------------------------
    Keswick Pines, 5.75%, 1/1/24                               600        473
-------------------------------------------------------------------------------
    Lawrenceville School, 5.75%, 7/1/16                      2,000      1,998
-------------------------------------------------------------------------------
    Natural Gas, VRDN (Currently 3.80%)
        (AMBAC Insured) *                                    1,000      1,000
-------------------------------------------------------------------------------
    Saint Barnabas
        Zero Coupon, 7/1/16 (MBIA Insured)                   3,500      1,313
-------------------------------------------------------------------------------
    The Evergreens, 6.00%, 10/1/22                             965        803
-------------------------------------------------------------------------------
    The Seeing Eye, 6.20%, 12/1/24                           1,000      1,003
-------------------------------------------------------------------------------
    Transportation Project
        5.75%, 5/1/12 (FSA Insured)                          2,000      2,051
-------------------------------------------------------------------------------
        6.00%, 5/1/16 (FSA Insured)                          1,000      1,022
-------------------------------------------------------------------------------
New Jersey EFA
    Monmouth Univ.
        5.25%, 7/1/09                                          480        465
-------------------------------------------------------------------------------
        5.60%, 7/1/11                                          425        417
-------------------------------------------------------------------------------
        5.60%, 7/1/12                                          450        438
-------------------------------------------------------------------------------

    Princeton Univ., 5.875%, 7/1/14(Prerefunded7/1/04+)      1,050      1,088
-------------------------------------------------------------------------------
    Rowan College, 6.00%, 7/1/21 (AMBAC Insured)             1,000      1,008
-------------------------------------------------------------------------------
    Saint Peter's College
        5.375%, 7/1/12                                         250        238
-------------------------------------------------------------------------------
        5.50%, 7/1/27                                          500        440
-------------------------------------------------------------------------------
    Seton Hall Univ.
        6.875%, 7/1/10                                         375        393
-------------------------------------------------------------------------------
        7.00%, 7/1/21 (Prerefunded 7/1/01+)                    200        210
-------------------------------------------------------------------------------
    Stevens Institute Technology, 5.375%, 7/1/11               585        573
-------------------------------------------------------------------------------
New Jersey HFFA
    Atlantic City Medical Center, 6.80%, 7/1/11              2,000      2,097
-------------------------------------------------------------------------------
    Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured)               2,500      2,025
-------------------------------------------------------------------------------
New Jersey HFFA
    Irvington General Hosp.
        5.875%, 8/1/06 (FHA Guaranteed)
        (Prerefunded 8/1/04+)                              $   940   $    988
-------------------------------------------------------------------------------
        6.375%, 8/1/15 (FHA Guaranteed)
        (Prerefunded 8/1/04+)                                  500        536
-------------------------------------------------------------------------------
    Kennedy Health
        5.00%, 7/1/10 (MBIA Insured)                           300        291
-------------------------------------------------------------------------------
        5.25%, 7/1/15 (MBIA Insured)                           500        472
-------------------------------------------------------------------------------
    St. Elizabeth Hosp.
        6.00%, 7/1/14                                        1,500      1,287
-------------------------------------------------------------------------------
        6.00%, 7/1/20                                          570        466
-------------------------------------------------------------------------------
    St. Joseph Hosp. and Medical Center
        5.75%, 7/1/16                                        1,000        997
-------------------------------------------------------------------------------
New Jersey Higher Ed. Assistance Auth., Student Loan
        5.80%, 6/1/16 (MBIA Insured) *                       1,130      1,126
-------------------------------------------------------------------------------
New Jersey Highway Auth., Senior Parkway, 5.75%, 1/1/13      2,000      2,045
-------------------------------------------------------------------------------

New Jersey Housing and Mortgage Fin. Agency
        6.35%, 10/1/27 (MBIA Insured) *                      2,000      2,010
-------------------------------------------------------------------------------
        7.10%, 11/1/11                                         300        312
-------------------------------------------------------------------------------
        7.10%, 11/1/12                                         175        182
-------------------------------------------------------------------------------
    Home Buyer
        5.70%, 10/1/17 (MBIA Insured)                        1,500      1,474
-------------------------------------------------------------------------------
        5.90%, 10/1/29 (MBIA Insured) *                      1,500      1,435
-------------------------------------------------------------------------------
    Multi-Family
        5.55%, 11/1/09 (FSA Insured)                         1,000      1,008
-------------------------------------------------------------------------------
        6.25%, 11/1/26 (FSA Insured)                         1,000      1,002
-------------------------------------------------------------------------------
New Jersey Sports & Exposition Auth., Monmouth Park
        8.00%, 1/1/25 (Prerefunded 1/1/05+)                    650        742
-------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Auth.
        4.50%, 6/15/19 (FSA Insured)                           500        409
-------------------------------------------------------------------------------
        5.25%, 6/15/15                                       3,000      2,842
-------------------------------------------------------------------------------
New Jersey Turnpike Auth.
        10.375%, 1/1/03 (Escrowed to Maturity)               1,170      1,286
-------------------------------------------------------------------------------
New Jersey Wastewater Treatment Trust
        6.30%, 4/1/10 (Prerefunded 4/1/04+)                  1,180      1,256
-------------------------------------------------------------------------------
        6.375%, 4/1/11 (Prerefunded 4/1/04+)                   750        801
-------------------------------------------------------------------------------
Newark, GO
    School Qualified Bond Act
        5.30%, 9/1/11 (MBIA Insured)                       $ 1,000   $    993
-------------------------------------------------------------------------------
        5.30%, 9/1/17 (MBIA Insured)                         1,000        938
-------------------------------------------------------------------------------
Ocean County Utilities Auth., GO
        5.35%, 12/1/17                                       1,695      1,607
-------------------------------------------------------------------------------
    Wastewater, 6.30%, 1/1/11                                1,300      1,378
-------------------------------------------------------------------------------

Port Auth. of New York and New Jersey
        5.875%, 9/15/15 (FGIC Insured) *                     1,000      1,006
-------------------------------------------------------------------------------
        6.125%, 7/15/22 *                                    1,000      1,003
-------------------------------------------------------------------------------
        6.125%, 6/1/94                                       1,000      1,025
-------------------------------------------------------------------------------
        6.50%, 10/1/01 *                                       400        406
-------------------------------------------------------------------------------
        6.50%, 7/15/19 (FGIC Insured) *                        500        516
-------------------------------------------------------------------------------
        6.50%, 11/1/26 *                                     1,000      1,014
-------------------------------------------------------------------------------
    Special Project, 6.75%, 10/1/11 *                        1,000      1,019
-------------------------------------------------------------------------------
Salem County Pollution Control Fin. Auth., PCR
    E. I. DuPont, 6.50%, 11/15/21 *                          2,000      2,017
-------------------------------------------------------------------------------
    Public Service Electric and Gas Co
        6.25%, 6/1/31 (MBIA Insured)                         1,500      1,528
-------------------------------------------------------------------------------
South Brunswick Township
    Board of Ed.
        6.40%, 8/1/09 (FGIC Insured)
        (Prerefunded 8/1/05+)                                1,250      1,331
-------------------------------------------------------------------------------
        6.40%, 8/1/10 (FGIC Insured)
        (Prerefunded 8/1/05+)                                1,500      1,597
-------------------------------------------------------------------------------
South Jersey Transportation Auth.
        5.25%, 11/1/12 (AMBAC Insured)                       1,000        983
-------------------------------------------------------------------------------
    Raytheon Aircraft Service, 6.15%, 1/1/22 *                 960        870
-------------------------------------------------------------------------------
Southeast Morris County Municipal Utilities Auth., Water
        6.50%, 1/1/11 (FGIC Insured)                           750        777
-------------------------------------------------------------------------------
Wanaque Valley Regional Sewage Auth.
        5.75%, 9/1/18 (AMBAC Insured)                        3,115      3,133
-------------------------------------------------------------------------------
Winslow Township Board of Ed., GO
        5.20%, 8/1/16 (FGIC Insured)                         2,010      1,878
-------------------------------------------------------------------------------
Total New Jersey (Cost  $95,284)                                       94,296
PUERTO=RICO==6.0%==============================================================
Puerto Rico Commonwealth, GO
        6.45%, 7/1/17 (Prerefunded 7/1/04+)                $   500   $    540
-------------------------------------------------------------------------------

Puerto Rico Highway and Transportation Auth.
        5.00%, 7/1/36                                          500        413
-------------------------------------------------------------------------------
        6.375%, 7/1/08 (FSA Insured)                         1,000      1,048
-------------------------------------------------------------------------------
        6.625%, 7/1/12                                       1,000      1,049
-------------------------------------------------------------------------------
        6.625%, 7/1/12 (FSA Insured)                           500        525
-------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
        7.50%, 7/1/09                                          105        106
-------------------------------------------------------------------------------
Puerto Rico Electric Power Auth., 5.50%, 7/1/25              2,750      2,545
-------------------------------------------------------------------------------
Total Puerto Rico (Cost  $6,095)                                        6,226
U.=S.=VIRGIN=ISLANDS==0.9%=====================================================
Virgin Islands PFA, GO, Gross Receipts Taxes,
     6.50%, 10/1/24                                          1,000        989
-------------------------------------------------------------------------------
Total U. S. Virgin Islands (Cost  $1,000)                                 989

 97.3% of Net Assets (Cost  $102,379)                                $101,511
 Other Assets Less Liabilities                                          2,787
 NET ASSETS                                                          $104,298
 Net Assets Consist of:
 Accumulated net investment income -
     net of distributions                                            $      4
 Accumulated net realized gain/loss -
     net of distributions                                              (3,681)
 Net unrealized gain (loss)                                              (868)
 Paid-in-capital applicable to 9,823,520 no par
     value shares of beneficial interest
     outstanding; unlimited number of shares authorized               108,843

 NET ASSETS                                                          $104,298

 NET ASSET VALUE PER SHARE                                           $  10.62

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   EFA  Educational Facility Authority
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
  HFFA  Health Facility Financing Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   PFA  Public Facility Authority
  VRDN  Variable Rate Demand Note

     The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
STATEMENT OF OPERATIONS
-----------------------                                  In thousands
                                                                Year
                                                               Ended
                                                             2/29/00
  Investment Income (Loss)
  Interest income                                       $      6,393
----------------------------------------------------------------------
  Expenses
   Investment management                                         506
   Shareholder servicing                                         105
   Custody and accounting                                        104
   Prospectus and shareholder reports                             22
   Legal and audit                                                13
   Trustees                                                        6
   Miscellaneous                                                   4
----------------------------------------------------------------------
   Total expenses                                                760
   Expenses paid indirectly                                       (3)
----------------------------------------------------------------------
   Net expenses                                                  757
----------------------------------------------------------------------
  Net investment income (loss)                                 5,636
----------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                 (2,778)
   Futures                                                        30
----------------------------------------------------------------------
   Net realized gain (loss)                                   (2,748)
  Change in net unrealized gain or loss on securities         (7,890)
----------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    (10,638)
----------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                $     (5,002)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                         In thousands
                                                        Year
                                                       Ended
                                                      2/29/00       2/28/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                     $   5,636     $   5,213
  Net realized gain (loss)                            (2,748)          379
  Change in net unrealized gain or loss               (7,890)          604
---------------------------------------------------------------------------
  Increase (decrease) in net assets from operations   (5,002)        6,196
---------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                               (5,636)       (5,213)
---------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                         22,651        38,168
  Distributions reinvested                             4,527         4,136
  Shares redeemed                                    (33,879)      (21,415)
---------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                  (6,701)       20,889
---------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                    (17,339)       21,872
Beginning of period                                  121,637        99,765
---------------------------------------------------------------------------
End of period                                      $ 104,298     $ 121,637
* Share information
  Shares sold                                          2,039         3,296
  Distributions reinvested                               411           357
  Shares redeemed                                     (3,096)       (1,850)
---------------------------------------------------------------------------
  Increase (decrease) in shares outstanding             (646)        1,803

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------                  February 29, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting prin-ciples. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $56,401,000 and $67,564,000, respectively, for the year ended February 29, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund has capital loss carryforwards for federal income tax purposes of $2,098,000, of which $169,000 expires in 2003, $420,000 in 2005, and $1,509,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 29, 2000, the cost for federal income tax purposes was substantially the same as for financial reporting and totaled $102,379,000. Net unrealized loss aggregated $868,000 at period-end, of which $1,634,000 related to appreciated investments and $2,502,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $35,000 was payable at February 29, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 29, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $17,000 of unaccrued 1998-1999 fees were repaid during the year ended February 29, 2000, and $8,000 remains subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $156,000 for the year ended February 29, 2000, of which $17,000 was payable at period-end.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New Jersey Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at Feb ruary 29, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
March 17, 2000

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
-------------------------------------------
   TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/00
   ----------------------------------------------------------
        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included $5,650,000 which qualified as exempt-interest dividends.

================================================================================

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions,  call 1-800-225-5132
or visit our Web site

Baltimore  Area
Downtown
101 East  Lombard  Street
Owings  Mills
Three Financial Center
4515  Painters  Mill Road

Boston  Area
386  Washington  Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

Tampa
4200 West Cypress  Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F47-050  2/29/00